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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     March 13, 2001
                                                 ------------------


                           EAGLE-PICHER HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    333-49957               13-3989553
----------------------------         ------------             -------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)



     250 East Fifth Street, Suite 500, Cincinnati, Ohio        45202
     -----------------------------------------------------------------
         (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code    513-721-7010
                                                  ----------------



                                (Not Applicable)
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)




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                         TABLE OF ADDITIONAL REGISTRANTS



                                          Jurisdiction of                             IRS Employer
                                         Incorporation or     Commission File        Identification
         Name                              Organization            Number                Number
         ----                              ------------            ------                ------
Eagle-Picher Industries, Inc.               Ohio                333-49957              31-0268670
Daisy Parts, Inc.                           Michigan            333-49957-02           38-1406772
Eagle-Picher Development Co., Inc.          Delaware            333-49957-03           31-1215706
Eagle-Picher Far East, Inc.                 Delaware            333-49957-04           31-1235685
Eagle-Picher Minerals, Inc.                 Nevada              333-49957-06           31-1188662
Eagle-Picher Technologies, LLC              Delaware            333-49957-09           31-1587660
Hillsdale Tool & Manufacturing Co.          Michigan            333-49957-07           38-0946293
EPMR Corporation (f/k/a Michigan            Michigan            333-49957-08           38-2185909
   Automotive Research Corp.)


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



ITEM 5.  OTHER EVENTS

     Eagle-Picher Holdings, Inc. issued the attached press release on March 13, 2001 regarding first quarter results.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER HOLDINGS, INC.



                                       /s/ Philip F. Schultz
                                       ----------------------------------
                                       Philip F. Schultz
                                       Senior Vice President and Chief
                                       Financial Officer




DATE   March 14, 2001
    -------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       EAGLE-PICHER INDUSTRIES, INC.



                                       /s/ Philip F. Schultz
                                       ----------------------------------
                                       Philip F. Schultz
                                       Senior Vice President and Chief
                                       Financial Officer



DATE   March 14, 2001
    -------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       DAISY PARTS, INC.



                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer




DATE   March 14, 2001
    -------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.



                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer





DATE   March 14, 2001
    -------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       EAGLE-PICHER FAR EAST, INC.



                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer





DATE   March 14, 2001
    -------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       EAGLE-PICHER MINERALS, INC.



                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer





DATE   March 14, 2001
      -----------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       EAGLE-PICHER TECHNOLOGIES, LLC





                                       /s/ R. Doug Wright
                                       ----------------------------------
                                       R. Doug Wright
                                       Vice President, Chief Financial
                                       Officer and Treasurer




DATE   March 14, 2001
    -------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       HILLSDALE TOOL & MANUFACTURING CO.




                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer






DATE   March 14, 2001
    -------------------

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       EPMR CORPORATION



                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer


DATE   March 14, 2001
    -------------------


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                                  EXHIBIT INDEX





Exhibit No.      Description
-----------      -----------
   1             Press release by Eagle-Picher Holdings, Inc. dated
                 March 13, 2001




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